SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report:  November 21, 1995
(Date of earliest event reported)



            CS First Boston Mortgage Securities Corp.
     (Exact name of registrant as specified in its charter)


Delaware                    33-98604                   13-3320910
(State or Other Juris-     (Commission           (I.R.S. Employer
diction of Incorporation) File Number)        Identification No.)


             55 East 52nd Street, New York, New York    10055
             (Address of Principal Executive Office)   (Zip Code)


Registrant's telephone number, including area code:(212) 909-2000








Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

        On November 21, 1995, a single series of certificates, entitled CS First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1995-FHA1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of November 1, 1995, among CS First Boston Mortgage Securities Corp. as depositor (the "Depositor"), Greystone Servicing Corporation, Inc. as master servicer, Greystone Funding Corporation as seller and LaSalle National Bank as trustee. The Certificates consist of eleven classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-X-1 Certificates", the "Class A-X-2 Certificates", the "Class A-X-3 Certificates", the "Class A-X-4 Certificates" (collectively, the "Publicly Offered Certificates"), the "Class B Certificates", the "Class R-I Certificates" and the "Class R-II Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of fixed-rate, level payment, fully-amortizing mortgage loans insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development and mortgage pass-through certificates guaranteed by the Government National Mortgage Association that are backed by fixed rate, level payment, fully-amortizing mortgage loans insured by the FHA (the "Underlying Loans"; collectively with the Mortgage Loans, the "FHA Loans"), having, as of the close of business on November 1, 1995 (the "Cut-off Date"), an aggregate principal balance of $167,488,346 (the "Initial Pool Balance"), after taking into account all payments of principal due on the FHA Loans on or before such date, whether or not received. The Publicly Offered Certificates were sold by the Depositor to CS First Boston Corporation (the "Underwriter") pursuant to (i) an underwriting agreement (the "Underwriting Agreement") dated October 12, 1994, between the Depositor and the Underwriter, as supplemented by a terms agreement (the "Terms Agreement") dated November 15, 1995, between the Depositor and the
Underwriter.   The Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1.

        The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $45,000,000. The Class A-2 Certificates have an initial Certificate Balance of $20,000,000. The Class A-3 Certificates have an initial Certificate Balance of $45,789,713. The Class A-4 Certificates have an initial Certificate Balance of $56,698,633. The Class A-X-1 Certificates will not have a Certificate Principle Balance, but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to the Certificate Principal Balance of the Class A-1 Certificates outstanding from time to time. The Class A-X-2 Certificates will not have a Certificate Principle Balance, but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a Notional Amount equal to the Certificate Principal Balance of the Class A-2 Certificates outstanding from time to time. The Class A-X-3 Certificates will not have a Certificate Principle Balance, but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a Notional Amount equal to the Certificate Principal Balance of the Class A-3 Certificates outstanding from time to time. The Class A-X-4 Certificates will not have a Certificate Principle Balance, but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a Notional Amount equal to the Certificate Principal Balance of the Class A-4 Certificates outstanding from time to time. The Class B Certificates have an initial Certificate Balance of $4,055,014. The Class R-I and Class R-II Certificates each have an initial Certificate Balance of $0.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                (a)     Not applicable

                (b)     Not applicable

                (c)     Exhibits





    Exhibit No.                                 Description

        1.1 Underwriting Agreement dated October 12, 1994, between CS First Boston Mortgage Securities Corp. as seller and CS First Boston Corporation as Underwriter, and a Terms Agreement dated November 15, 1995, between CS First Boston Mortgage Securities Corp. as seller and CS First Boston Corporation as underwriter.

        4.1 Pooling and Servicing Agreement dated as of November 1, 1995, by and among CS First Boston Mortgage Securities Corp. as depositor, Greystone Servicing Corporation, Inc. as master servicer, Greystone Funding Corporation as seller and LaSalle National Bank as trustee.

        99.1 Mortgage Asset Purchase Agreement dated November 15, 1995, among CS First Boston Mortgage Securities Corp. and Greystone Servicing Corporation, Inc.







                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CS FIRST BOSTON MORTGAGE SECURITIES CORP.


                                By:/s/  David Gertner
                                ------------------------------------------
                                Name:   David Gertner
                                Title:  Vice President



Dated:  November ___, 1995






                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CS FIRST BOSTON MORTGAGE SECURITIES CORP.


                                By:/s/  David Gertner
                                ------------------------------------------
                                Name:   David Gertner
                                Title:  Vice President


Dated:  November ___, 1995






                               Index to Exhibits



                                                                                      Sequentially
                                                                                        Numbered
Exhibit No.     Description                                                              Page
-----------     -----------                                                          -------------
1.1



                Underwriting Agreement dated October 12, 1994, between
                CS First Boston Mortgage Securities Corp. as seller and CS First Boston
                Corporation as underwriter, and a Terms Agreement dated November
                15, 1995, between CS First Boston Mortgage Securities Corp. as seller and CS First Boston Corporation as underwriter.

4.1 Pooling and Servicing Agreement dated as of November 1, 1995, by and among CS First Boston Mortgage Securities Corp. as depositor, Greystone Servicing Corporation, Inc. as master servicer, Greystone Funding Corporation as seller and LaSalle
                National Bank as trustee.


99.1            Mortgage Asset Purchase Agreement dated November 15, 1995, among
                CS First Boston Mortgage Securities Corporation, Greystone
                Servicing Corporation, Inc.